ING Life Insurance and Annuity Company
Variable Annuity Account C

Opportunity Plus Multiple Option Group Variable Annuity Contracts

Supplement dated December 22, 2006 to the Contract Prospectus and Contract Prospectus
                             Summary, dated April 28, 2006, as supplemented

This supplement updates certain information contained in your Contract Prospectus and Contract
Prospectus Summary, and replaces the Supplement dated November 21, 2006. Please read it carefully and keep it with your Contract Prospectus and Contract Prospectus Summary.

Effective December 31, 2006, a guaranteed death benefit will be available under the contract, which generally guarantees that the death benefit payable under the contract will never be less than the amount of adjusted purchase payments made to your account (as defined below), less a proportional adjustment for amounts withdrawn or borrowed from your account. The guaranteed death benefit will apply to all death benefits payable on or after this date. There is no additional charge for the guaranteed death benefit.

The following adds information regarding the guaranteed death benefit to your Contract Prospectus and to your Contract Prospectus Summary, and supersedes any language to the contrary in the Contract
Prospectus Summary:

1. The following sentence is added to the first paragraph of the Death Benefit section on page 27 of the
Contract Prospectus and to the first paragraph of Section 12 entitled, “Death Benefit,” on page 19 of the
Contract Prospectus Summary:

In the event there is no beneficiary designated on your account, the death benefit will be payable to your estate.

2. The sub-section of the Death Benefit section entitled “The Value of the Death Benefit” on page 27 of the Contract Prospectus is deleted in its entirety and replaced with the following, and the following sub-
section is added to Section 12 entitled, “Death Benefit,” on page 19 of the Contract Prospectus Summary:

Calculating the Value of the Death Benefit. The death benefit is guaranteed to be the greater of
(a) or (b) as calculated as of the next valuation following our receipt of proof of death and a payment request in good order at the Opportunity Plus Service Center where:

(a)	is the adjusted purchase payment total, which is the sum of all purchase payment(s) to your account, minus a proportional adjustment for withdrawals and amounts taken as a loan, which amount will never be less than zero; or
(b)	is the current account value, excluding amounts taken as a loan, plus any positive aggregate market value adjustment, as applicable.

If the amount of the death benefit in (a) is greater than the amount in (b), the Company will deposit the difference in your account. The amount, if any, will be deposited as of the second valuation (the date of the second close of the New York Stock Exchange) following our receipt of proof of death acceptable to us and a payment request in good order at the Opportunity Plus
Service Center.

If the beneficiary in that situation requests an immediate payment or begins income phase payments, the amount paid will be the current account value, excluding any amounts taken as a loan, as of the third valuation (the date of the third close of the New York Stock Exchange)
following our receipt of proof of death acceptable to us and a payment request in good order at the Opportunity Plus Service Center.

If the amount of the death benefit in (a) is less than the amount in (b), and the beneficiary requests an immediate payment or begins income phase payments, the amount paid will be the current account value, excluding any amounts taken as a loan, as of the second valuation (the date of the second close of the New York Stock Exchange) following our receipt of proof of death acceptable to us and a payment request in good order at the Opportunity Plus Service Center.

In the event a beneficiary elects to defer distribution of the death benefit, the amount paid to the beneficiary when the beneficiary elects to begin distribution of the death benefit will equal the current account value, excluding any amounts taken as a loan, as of the next valuation (the date of the next close of the New York Stock Exchange) following our receipt of the distribution request.
The amount paid may be more or less than the amount of the death benefit determined above on the date notice of death and an election to defer payment was received. No additional death benefit is payable upon the beneficiary’s death.

Calculating Adjusted Purchase Payments. For accounts established on or after December 31,
2006, the adjusted purchase payment total above is initially equal to the first purchase payment.
For accounts established before December 31, 2006, the adjusted purchase payment total is initially equal to the current account value, excluding any amounts taken as a loan, as of the close of the New York Stock Exchange (NYSE) on the last business day in December 2006 on which the NYSE is open. For all accounts, the adjusted purchase payment total is then adjusted for each subsequent purchase payment, loan repayment, or partial withdrawal. The adjustment for subsequent purchase payments and loan repayments will be dollar for dollar. The adjustment for partial withdrawals will be proportionate, reducing the adjusted purchase payment total in the same proportion that the current account value, excluding any amounts taken as loans, was reduced on the date of the partial withdrawal. The proportionate adjustment of the adjusted purchase payment total for each partial withdrawal is defined as the adjusted purchase payment total at that time, multiplied by the fraction A divided by B (A/B), where:

(a)	A is the current account value, excluding amounts taken as a loan, immediately after the partial withdrawal; and
(b)	B is the current account value, excluding amounts taken as a loan, before the partial withdrawal.

Insurance products issued by ING Life Insurance and Annuity Company. Securities offered through ING Financial
Advisers, LLC (Member SIPC), 151 Farmington Avenue, Hartford, CT 06156, or through other Broker-Dealers with which it has a selling agreement. These companies are wholly owned, indirect subsidiaries of ING Groep N.V.
Insurance obligations are the responsibility of each individual company.

X.75962-06E C06-1222-009R	December 2006